[PHOTO]

OPPENHEIMER MAIN STREET INCOME & GROWTH FUND(R)

Semiannual Report February 28, 1997


"We want
high
long-term
growth
and current
income, too."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO ARE LOOKING FOR HIGH TOTAL RETURN, FROM BOTH THE POTENTIAL FOR CAPITAL APPRECIATION AND CURRENT INCOME.


                                      NEWS

                            OUTSTANDING TOTAL RETURN

Cumulative Total Return for the
5-Year Period Ended 3/31/97:

Oppenheimer Main Street
Income & Growth Fund
Class A (at net asset value)(1)

150.70%

Lipper Growth & Income Average
for 212 Growth & Income Funds
for the 5-Year Period Ended
3/31/97(3)

94.33%

THE FUND'S CLASS A SHARES
ARE RANKED **** AMONG
1,919 (3-YEAR) AND 1,076
(5-YEAR) DOMESTIC EQUITY
FUNDS FOR THE COMBINED
3- AND 5-YEAR PERIODS ENDED
3/31/97 BY MORNINGSTAR
MUTUAL FUNDS.(4)

HOW YOUR FUND IS MANAGED

Oppenheimer Main Street Income & Growth Fund offers long-term investors the opportunity for high total return. This strategy offers the potential for long-term growth plus the added advantage of income by investing in the stocks of fast-growing companies as well as income-producing stocks and bonds. This disciplined approach can help to reduce risk through diversification and enable the Fund to take advantage of a wide variety of market conditions.

PERFORMANCE

Cumulative total returns for the six months ended 2/28/97 was 16.58% for Class A shares, 16.14% for Class B shares, 16.14% for Class C shares and 10.07% for Class Y shares, without deducting sales charges.(1)

         Your Fund's average annual total returns for Class A shares for the 1- and 5-year periods ended 3/31/97 and since inception on 2/3/88 were 4.85%, 18.76% and 20.07%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 10/1/94 were 5.39% and 16.09%. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 12/1/93 were 9.41% and 13.94%. For Class Y shares, cumulative total return since inception on 11/1/96 was 6.05%.(2)

OUTLOOK

"The Fund's long-term record shows that over time, mid-capitalization stocks have tended to outperform large-capitalization stocks. We stand by the Fund's investment fundamentals and expect competitive returns in the future."

                                                 Bob Milnamow, Portfolio Manager
                                                               February 28, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest.

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

3. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Funds included in the index may have different investment policies and risks than the Fund. Oppenheimer Main Street Income & Growth Fund is characterized by Lipper as a growth and income fund. Lipper performance is based on total return and does not take sales charges into account.

4. Source: Morningstar Mutual Funds, 3/31/97. Morningstar, Inc., ranks mutual funds in broad investment classes, based on risk-adjusted investment returns after considering sales charges and expenses. Risk and returns are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund is ranked 3 stars (3-year) and 5 stars (5-year), weighted 40% and 60%, respectively, and 2 stars (1-year) among 3,048 funds.

2      Oppenheimer Main Street Income & Growth Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Main Street Income &
Growth Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Main Street Income &
Growth Fund

DEAR SHAREHOLDER,

As we advised you at year end, we don't expect 1997's stock market to report the record-breaking returns we saw last year. However, we do believe it may be a period in which investors can take advantage of some great buying opportunities created by lower stock valuations. Our optimism can be traced to solid economic fundamentals that should remain stable throughout the calendar year and the robust investing habits of aging baby boomers.

         First, the economy has been expanding slowly, but steadily. Interest rates have remained relatively low despite the Federal Reserve's recent increase in short-term rates. In turn, low interest rates translate into reduced borrowing rates for companies and individuals. Companies have taken advantage of the savings by using it to improve their technologies, thereby increasing their productivity and efficiency. By downsizing and implementing other cost-cutting strategies, companies in the United States should now be better equipped to compete globally.

         In addition, inflation has been at its lowest level in three decades. While it's true that an increase in interest rates often indicates an accelerating economy, the Federal Reserve has been quick to acknowledge that inflation and growth are under control. In fact, they've labeled the recent move as a "preemptive" act to keep inflation at these low levels and extend the economy's healthy growth cycle.

         Second, monthly cash flows into mutual funds have been higher, largely due to the savings pattern of the baby boomers. The first wave of this generation--those just turning 50--are beginning to direct more money toward their retirement. Concerned about proposed cutbacks in Social Security benefits, more and more individuals believe they will have to fund a large portion of their retirement themselves. And, as they gradually pay off their children's college expenses and reduce their mortgages, they are positioned to save more aggressively.

         For these reasons we remain confident about the opportunities available in the stock market this year. Of course, selectivity will be the key to allocating an effective portfolio. Therefore, it will be important to base choices on the individual merits of a company, such as strong management, fundamental business policies and long-term prospects for the future. And for investors, as always, maintaining a long-term time horizon is essential. Because, while short-term swings will certainly occur and past performance is no guarantee of future results, the market's long-term trend has been to move higher and higher.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds. We look forward to helping you reach your investment goals in the future.



/s/ JAMES C. SWAIN                        /s/ BRIDGET A. MACASKILL
James C. Swain                            Bridget A. Macaskill

March 21, 1997


3     Oppenheimer Main Street Income & Growth Fund

Q + A

[PHOTO]

Q WHAT
INVESTMENTS
WERE A
BENEFIT TO
PERFORMANCE?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM?

Oppenheimer Main Street Income & Growth Fund's Class A shares turned in a solid performance with a return of 16.58% for the six-month period ended February 28, 1997, without deducting sales charges.(1) During this period, large-company, large-capitalization stocks posted significantly higher returns than smaller companies with lower market value. Many of our peers invest almost exclusively in these giant companies, and that narrow focus on large companies helped them to outperform the Fund during the period. Oppenheimer Main Street Income & Growth Fund has always invested in companies of all sizes in the belief that investments in small and mid-capitalization stocks should enhance the returns of a portfolio over the long term.

         The Fund also allocated more assets to the fixed income market than some of its peers in order to generate income, whereas other growth and income funds tend to generate income primarily through common stock dividends. Over the last six months, the performance of fixed income investments has significantly lagged the performance of stocks. We expect that over time our greater exposure to small and middle size companies should produce superior returns.

WHAT INVESTMENTS BENEFITED PERFORMANCE?

The Fund's pharmaceutical holdings realized strong returns because of an abundance of new products introduced on the market. The influx of new products primarily reflects a combination of research and development efforts begun by drug companies in the 1980s, matched with more rapid FDA approvals. Also, many of our bank and brokerage-

[PHOTO]

1. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

4     Oppenheimer Main Street Income & Growth Fund

[PHOTO]

FACING PAGE
Top left: Robert Milnamow,
Portfolio Manager

Top right: Michael Levine, Member
of Equity Investments Team

Bottom: Robert Doll, Executive VP,
Director of Equity Investments

THIS PAGE
Top: Robert Milnamow

Bottom: Diane Sobin and Bruce
Bartlett, Members of Equity
Investments Team

A THE FUND'S
PHARMACEUTICAL
HOLDINGS
REALIZED STRONG
RETURNS.

company holdings performed well due to a strong equity environment and internal cost-cutting. A record number of investors flocked to the markets and, as a result, many companies within the financial services sector flourished.

         Technology, another strong performer this period, is a key factor in today's leaner and more efficient corporate environment. Recent innovations have helped increase productivity, as well as boost profits and lower operating costs. The Fund benefited from our holdings in a leading semiconductor company that recently launched a myriad of new products for the personal computer industry.

         In addition, our holdings in a leading agricultural biotechnology firm were advantageous to the Fund. This company manufactures herbicides that control weeds and, at the same time, allows newly planted seeds to grow in spite of the herbicide, which helps farmers obtain more yield out of their crops.(2)

DID ANY INVESTMENTS NOT PERFORM AS EXPECTED?

Some of our investments in health maintenance organizations (HMOs) were disappointing because premium prices were less than expected and medical costs were higher after a period of subdued medical inflation. Increased competition in the gaming industry also caused earning problems for some of our hotel/gaming companies which led to lower-than-expected performance.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

Since we expect slower overall growth in 1997, we are taking a more defensive position by marginally reducing the Fund's exposure to high-growth equities and seeking income from mature stock companies with higher dividend yields. We are also looking at defensive sectors, like pharmaceuticals and the food industry, that traditionally provide solid returns in slower-growth periods.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Although we expect slower growth in the coming period, we remain optimistic about the Fund's investment strategy. The Fund's long-term record shows that over time, mid-capitalization stocks have tended to outperform large-capitalization stocks. We stand by the Fund's investment fundamentals and expect competitive returns in the future.

[PHOTO]

2. The Fund's portfolio is subject to change.

5      Oppenheimer Main Street Income & Growth Fund

STATEMENT OF INVESTMENTS   February 28, 1997 (Unaudited)

                                                                                               FACE                 MARKET VALUE
                                                                                               AMOUNT               SEE NOTE 1
=================================================================================================================================
SHORT-TERM NOTES--9.3%
---------------------------------------------------------------------------------------------------------------------------------
       Beneficial Corp., 5.31%, 3/3/97                                                         $  25,000,000        $  24,992,625
       --------------------------------------------------------------------------------------------------------------------------
       CIT Group Holdings, Inc., 5.25%, 4/1/97                                                    50,000,000           49,773,958
       --------------------------------------------------------------------------------------------------------------------------
       CIT Group Holdings, Inc., 5.31%, 3/11/97                                                   50,000,000           49,926,250
       --------------------------------------------------------------------------------------------------------------------------
       Corporate Asset Funding Co., Inc., 5.32%, 3/5/97                                           50,000,000           49,970,444
       --------------------------------------------------------------------------------------------------------------------------
       Countrywide Home Loans, 5.34%, 3/3/97                                                      50,000,000           49,985,167
       --------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Services, Inc., 5.25%, 3/21/97                                    50,000,000           49,854,167
       --------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Services, Inc., 5.27%, 4/2/97                                     50,000,000           49,765,778
       --------------------------------------------------------------------------------------------------------------------------
       Goldman Sachs Group, L.P., 5.28%, 3/18/97                                                  50,000,000           49,875,333
       --------------------------------------------------------------------------------------------------------------------------
       Goldman Sachs Group, L.P., 5.30%, 3/4/97                                                   50,000,000           49,977,917
       --------------------------------------------------------------------------------------------------------------------------
       Household Finance Corp., 5.31%, 3/4/97                                                     50,000,000           49,977,875
       --------------------------------------------------------------------------------------------------------------------------
       Household Finance Corp., 5.32%, 3/10/97                                                    50,000,000           49,933,500
       --------------------------------------------------------------------------------------------------------------------------
       PHH Corp., 5.30%, 3/12/97                                                                  35,000,000           34,943,319
       --------------------------------------------------------------------------------------------------------------------------
       PHH Corp., 5.32%, 4/3/97                                                                   50,000,000           49,756,167
       --------------------------------------------------------------------------------------------------------------------------
       Preferred Receivables Funding Corp., 5.27%, 3/25/97                                        28,325,000           28,225,485
       --------------------------------------------------------------------------------------------------------------------------
       Prudential Funding Corp., 5.30%, 3/12/97                                                   50,000,000           49,919,028
                                                                                                                    -------------
       Total Short-Term Notes (Cost $686,877,013)                                                                     686,877,013

=================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--3.3%
---------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds, 6.50%, 11/15/26                                                      149,950,000          143,342,737
       --------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts., 5%, 1/31/98                                                            50,000,000           49,656,250
       --------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts., 5.50%, 11/15/98                                                        50,000,000           49,593,750
                                                                                                                    -------------
       Total U.S. Government Obligations (Cost $244,444,307)                                                          242,592,737

=================================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.2%
---------------------------------------------------------------------------------------------------------------------------------
       United International Holdings, Inc.,
       Zero Coupon Sr. Sec. Disc. Nts., Series B, 12.452%, 11/15/99(1)                            12,000,000            8,940,000
       --------------------------------------------------------------------------------------------------------------------------
       United International Holdings, Inc.,
       Zero Coupon Sr. Sec. Disc. Nts., 14%, 11/15/99(1)                                           3,000,000            2,235,000
                                                                                                                    -------------
       Total Non-Convertible Corporate Bonds and Notes (Cost $10,482,516)                                              11,175,000

=================================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--0.8%
---------------------------------------------------------------------------------------------------------------------------------
       ALZA Corp., 5% Cv. Sub. Debs., 5/1/06                                                      12,800,000           12,736,000
       --------------------------------------------------------------------------------------------------------------------------
       Continental Airlines, Inc., 6.75% Cv. Sub. Nts., 4/15/06(2)                                15,000,000           17,118,750
       --------------------------------------------------------------------------------------------------------------------------
       Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00(2)                                    10,000,000            9,150,000
       --------------------------------------------------------------------------------------------------------------------------
       Saks Holdings, Inc., 5.50% Cv. Sub. Nts., 9/15/06                                           4,800,000            4,896,000
       --------------------------------------------------------------------------------------------------------------------------
       Tele-Communications International, Inc., 4.50% Cv. Sub. Debs., 2/15/06                      5,400,000            4,178,250
       --------------------------------------------------------------------------------------------------------------------------
       Time Warner, Inc., Zero Coupon Cv. Sr. Sub. Nts., 5.083%, 6/22/13(1)                       20,000,000            8,675,000
                                                                                                                    -------------
       Total Convertible Corporate Bonds and Notes (Cost $56,824,207)                                                  56,754,000

6      Oppenheimer Main Street Income & Growth Fund

                                                                                                                    MARKET VALUE
                                                                                                SHARES              SEE NOTE 1
=================================================================================================================================
COMMON STOCKS--81.0%
---------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--2.9%
---------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.9%
       Du Pont (E.I.) De Nemours & Co.                                                               300,000        $  32,175,000
       --------------------------------------------------------------------------------------------------------------------------
       IMC Global, Inc.                                                                            1,028,400           35,865,450
       --------------------------------------------------------------------------------------------------------------------------
       Monsanto Co.                                                                                2,604,000           94,720,500
       --------------------------------------------------------------------------------------------------------------------------
       Olin Corp.                                                                                    634,800           25,392,000
       --------------------------------------------------------------------------------------------------------------------------
       Sigma-Aldrich Corp.                                                                           660,000           20,212,500
                                                                                                                    -------------
                                                                                                                      208,365,450

---------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.3%
---------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.5%
       Oakwood Homes Corp.                                                                           445,200            8,792,700
       --------------------------------------------------------------------------------------------------------------------------
       Stanley Works (The)                                                                           809,600           30,967,200
                                                                                                                    -------------
                                                                                                                       39,759,900

---------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--6.4%
       Brinker International, Inc.(3)                                                                400,000            4,750,000
       --------------------------------------------------------------------------------------------------------------------------
       Disney (Walt) Co.                                                                             955,000           70,908,750
       --------------------------------------------------------------------------------------------------------------------------
       Eastman Kodak Co.                                                                             800,000           71,700,000
       --------------------------------------------------------------------------------------------------------------------------
       Gaylord Entertainment Co., Cl. A                                                            1,553,035           31,448,959
       --------------------------------------------------------------------------------------------------------------------------
       Harrah's Entertainment, Inc.(3)                                                             1,000,000           18,500,000
       --------------------------------------------------------------------------------------------------------------------------
       ITT Corp. (New)(3)                                                                          1,000,000           56,500,000
       --------------------------------------------------------------------------------------------------------------------------
       Lone Star Steakhouse & Saloon(3)                                                              600,000           15,900,000
       --------------------------------------------------------------------------------------------------------------------------
       McDonald's Corp.                                                                            3,842,300          166,179,475
       --------------------------------------------------------------------------------------------------------------------------
       Outback Steakhouse, Inc.(3)                                                                   465,000           11,101,875
       --------------------------------------------------------------------------------------------------------------------------
       Viacom, Inc., Cl. B(3)                                                                        710,000           25,027,500
                                                                                                                    -------------
                                                                                                                      472,016,559

---------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.4%
       Cox Communications, Inc., Cl. A(3)                                                          1,160,000           23,345,000
       --------------------------------------------------------------------------------------------------------------------------
       Evergreen Media Corp., Cl. A(3)                                                               600,000           18,000,000
       --------------------------------------------------------------------------------------------------------------------------
       Omnicom Group, Inc.                                                                         1,227,900           60,934,537
       --------------------------------------------------------------------------------------------------------------------------
       Scholastic Corp.(3)                                                                           325,000           10,725,000
       --------------------------------------------------------------------------------------------------------------------------
       Time Warner, Inc.                                                                           1,524,900           62,520,900
                                                                                                                    -------------
                                                                                                                      175,525,437

---------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--1.4%
       Federated Department Stores, Inc.(3)                                                        1,100,000           38,225,000
       --------------------------------------------------------------------------------------------------------------------------
       Kohl's Corp.(3)                                                                               263,000           12,098,000
       --------------------------------------------------------------------------------------------------------------------------
       May Department Stores Cos.                                                                  1,029,400           47,995,775
       --------------------------------------------------------------------------------------------------------------------------
       Nordstrom, Inc.                                                                               100,000            3,675,000
                                                                                                                    -------------
                                                                                                                      101,993,775

---------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--2.6%
       Circuit City Stores-Circuit City Group                                                      1,042,000           32,562,500
       --------------------------------------------------------------------------------------------------------------------------
       Gap, Inc. (The)                                                                             2,250,000           74,250,000
       --------------------------------------------------------------------------------------------------------------------------
       Ikon Office Solutions, Inc.                                                                   400,000           16,500,000
       --------------------------------------------------------------------------------------------------------------------------
       Nine West Group, Inc.(3)                                                                      741,000           34,827,000
       --------------------------------------------------------------------------------------------------------------------------
       Talbots, Inc. (The)                                                                           487,200           15,651,300
       --------------------------------------------------------------------------------------------------------------------------
       Tiffany & Co.                                                                                 509,100           17,691,225
                                                                                                                    -------------
                                                                                                                      191,482,025

7      Oppenheimer Main Street Income & Growth Fund

                                                                                                                    MARKET VALUE
                                                                                                 SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--23.7%
---------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.6%
       Anheuser-Busch Cos., Inc.                                                                   1,125,000        $  50,062,500
       --------------------------------------------------------------------------------------------------------------------------
       Coca-Cola Co. (The)                                                                           300,000           18,300,000
       --------------------------------------------------------------------------------------------------------------------------
       PepsiCo, Inc.                                                                               1,575,000           51,778,125
                                                                                                                    -------------
                                                                                                                      120,140,625

---------------------------------------------------------------------------------------------------------------------------------
FOOD--5.1%
       Campbell Soup Co.                                                                             600,000           54,075,000
       --------------------------------------------------------------------------------------------------------------------------
       CPC International, Inc.                                                                       427,100           35,929,787
       --------------------------------------------------------------------------------------------------------------------------
       General Mills, Inc.                                                                           413,600           26,987,400
       --------------------------------------------------------------------------------------------------------------------------
       H.J. Heinz Co.                                                                              1,155,000           48,076,875
       --------------------------------------------------------------------------------------------------------------------------
       Nabisco Holdings Corp., Cl. A                                                                 928,000           38,164,000
       --------------------------------------------------------------------------------------------------------------------------
       Quaker Oats Co.                                                                               559,300           20,064,887
       --------------------------------------------------------------------------------------------------------------------------
       Ralston-Ralston Purina Group                                                                  500,200           41,078,925
       --------------------------------------------------------------------------------------------------------------------------
       Sysco Corp.                                                                                   744,600           25,874,850
       --------------------------------------------------------------------------------------------------------------------------
       Unilever NV, NY Shares                                                                        450,000           85,725,000
                                                                                                                    -------------
                                                                                                                      375,976,724

---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--9.0%
       American Home Products Corp.                                                                1,100,000           70,400,000
       --------------------------------------------------------------------------------------------------------------------------
       Amgen, Inc.(3)                                                                              1,280,000           78,240,000
       --------------------------------------------------------------------------------------------------------------------------
       Bristol-Myers Squibb Co.                                                                      700,000           91,350,000
       --------------------------------------------------------------------------------------------------------------------------
       Johnson & Johnson                                                                           2,200,000          126,775,000
       --------------------------------------------------------------------------------------------------------------------------
       Lilly (Eli) & Co.                                                                             466,000           40,716,750
       --------------------------------------------------------------------------------------------------------------------------
       Merck & Co., Inc.                                                                           1,105,000          101,660,000
       --------------------------------------------------------------------------------------------------------------------------
       Schering-Plough Corp.                                                                         972,400           74,510,150
       --------------------------------------------------------------------------------------------------------------------------
       Warner-Lambert Co.                                                                            900,000           75,600,000
                                                                                                                    -------------
                                                                                                                      659,251,900

---------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &
SERVICES--2.6%
       Becton, Dickinson & Co.                                                                       619,200           30,495,600
       --------------------------------------------------------------------------------------------------------------------------
       Boston Scientific Corp.(3)                                                                    603,050           39,952,062
       --------------------------------------------------------------------------------------------------------------------------
       Cardinal Health, Inc.                                                                         270,000           16,605,000
       --------------------------------------------------------------------------------------------------------------------------
       Guidant Corp.                                                                                 200,000           13,400,000
       --------------------------------------------------------------------------------------------------------------------------
       Health Management Association, Inc., Cl. A(3)                                                 358,800            9,508,200
       --------------------------------------------------------------------------------------------------------------------------
       HealthCare COMPARE Corp.(3)                                                                   200,000            8,537,500
       --------------------------------------------------------------------------------------------------------------------------
       HEALTHSOUTH Corp.(3)                                                                        1,050,000           42,262,500
       --------------------------------------------------------------------------------------------------------------------------
       MedPartners, Inc.(3)                                                                          505,000           11,110,000
       --------------------------------------------------------------------------------------------------------------------------
       St. Jude Medical, Inc.(3)                                                                     500,000           19,750,000
                                                                                                                    -------------
                                                                                                                      191,620,862

---------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--3.1%
       Avon Products, Inc.                                                                           763,400           44,468,050
       --------------------------------------------------------------------------------------------------------------------------
       Colgate-Palmolive Co.                                                                         431,900           44,701,650
       --------------------------------------------------------------------------------------------------------------------------
       International Flavors & Fragrances, Inc.                                                      747,000           34,642,125
       --------------------------------------------------------------------------------------------------------------------------
       Kimberly-Clark Corp.                                                                          600,000           63,600,000
       --------------------------------------------------------------------------------------------------------------------------
       Procter & Gamble Co.                                                                          350,000           42,043,750
                                                                                                                    -------------
                                                                                                                      229,455,575

8      Oppenheimer Main Street Income & Growth Fund

                                                                                                                     MARKET VALUE
                                                                                                   SHARES            SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.3%
---------------------------------------------------------------------------------------------------------------------------------
       Philip Morris Cos., Inc.                                                                    1,225,000         $165,528,125
---------------------------------------------------------------------------------------------------------------------------------
ENERGY--5.4%
---------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES &
PRODUCERS--1.2%
       Apache Corp.                                                                                  750,000           24,281,250
       --------------------------------------------------------------------------------------------------------------------------
       Schlumberger Ltd.                                                                             410,000           41,256,250
       --------------------------------------------------------------------------------------------------------------------------
       Western Atlas, Inc.(3)                                                                        394,200           23,996,925
                                                                                                                     ------------
                                                                                                                       89,534,425

---------------------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--4.2%
       Ashland, Inc.                                                                                 193,600            8,107,000
       --------------------------------------------------------------------------------------------------------------------------
       Atlantic Richfield Co.                                                                        525,000           65,625,000
       --------------------------------------------------------------------------------------------------------------------------
       Chevron Corp.                                                                                 220,000           14,190,000
       --------------------------------------------------------------------------------------------------------------------------
       Exxon Corp.                                                                                   800,000           79,900,000
       --------------------------------------------------------------------------------------------------------------------------
       Mobil Corp.                                                                                   220,000           27,005,000
       --------------------------------------------------------------------------------------------------------------------------
       Royal Dutch Petroleum Co.                                                                     185,000           32,005,000
       --------------------------------------------------------------------------------------------------------------------------
       Texaco, Inc.                                                                                  525,000           51,909,375
       --------------------------------------------------------------------------------------------------------------------------
       Unocal Corp.                                                                                  825,000           31,865,625
                                                                                                                     ------------
                                                                                                                      310,607,000

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--14.7%
---------------------------------------------------------------------------------------------------------------------------------
BANKS--5.9%
       BankAmerica Corp.                                                                             500,000           56,875,000
       --------------------------------------------------------------------------------------------------------------------------
       Chase Manhattan Corp. (New)                                                                   900,000           90,112,500
       --------------------------------------------------------------------------------------------------------------------------
       Commercial Federal Corp.                                                                      562,500           20,179,687
       --------------------------------------------------------------------------------------------------------------------------
       First America Bank Corp.                                                                      273,300           17,115,412
       --------------------------------------------------------------------------------------------------------------------------
       First Bank System, Inc.                                                                       200,700           15,754,950
       --------------------------------------------------------------------------------------------------------------------------
       J.P. Morgan & Co., Inc.                                                                       200,000           21,025,000
       --------------------------------------------------------------------------------------------------------------------------
       KeyCorp                                                                                       600,000           32,100,000
       --------------------------------------------------------------------------------------------------------------------------
       Northern Trust Corp.                                                                          215,000            9,137,500
       --------------------------------------------------------------------------------------------------------------------------
       Societe Generale                                                                              500,000           57,922,458
       --------------------------------------------------------------------------------------------------------------------------
       Summit Bancorp                                                                                645,000           30,798,750
       --------------------------------------------------------------------------------------------------------------------------
       Union Planters Corp.                                                                          300,000           13,425,000
       --------------------------------------------------------------------------------------------------------------------------
       Wells Fargo & Co.                                                                             233,333           70,991,565
                                                                                                                     ------------
                                                                                                                      435,437,822

---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--7.6%
       American Express Co.                                                                        2,208,400          144,374,150
       --------------------------------------------------------------------------------------------------------------------------
       Associates First Capital Corp., Cl. A                                                       1,127,200           54,387,400
       --------------------------------------------------------------------------------------------------------------------------
       Dean Witter, Discover & Co.                                                                 1,796,200           68,929,175
       --------------------------------------------------------------------------------------------------------------------------
       Fannie Mae                                                                                  1,106,000           44,240,000
       --------------------------------------------------------------------------------------------------------------------------
       Federal Home Loan Mortgage Corp.                                                              400,000           11,900,000
       --------------------------------------------------------------------------------------------------------------------------
       MBNA Corp.                                                                                  1,170,000           37,440,000
       --------------------------------------------------------------------------------------------------------------------------
       Student Loan Marketing Assn.                                                                  400,000           42,350,000
       --------------------------------------------------------------------------------------------------------------------------
       Travelers Group, Inc.                                                                       2,902,934          155,669,836
                                                                                                                     ------------
                                                                                                                      559,290,561

---------------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.2%
       Allstate Corp.                                                                                930,500           58,970,437
       --------------------------------------------------------------------------------------------------------------------------
       Everest Reinsurance Holdings, Inc.                                                            900,000           28,350,000
       --------------------------------------------------------------------------------------------------------------------------
       Western National Corp.                                                                        115,000            2,645,000
                                                                                                                     ------------
                                                                                                                       89,965,437

9      Oppenheimer Main Street Income & Growth Fund

                                                                                                                    MARKET VALUE
                                                                                                 SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--6.6%
---------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--3.4%
       AMP, Inc.                                                                                     400,000        $  15,550,000
       --------------------------------------------------------------------------------------------------------------------------
       Emerson Electric Co.                                                                          350,000           34,650,000
       --------------------------------------------------------------------------------------------------------------------------
       General Electric Co.                                                                          400,000           41,150,000
       --------------------------------------------------------------------------------------------------------------------------
       Grainger (W.W.), Inc.                                                                         495,000           39,228,750
       --------------------------------------------------------------------------------------------------------------------------
       Honeywell, Inc.                                                                               900,000           64,012,500
       --------------------------------------------------------------------------------------------------------------------------
       Hubbell, Inc., Cl. B                                                                          441,700           18,717,038
       --------------------------------------------------------------------------------------------------------------------------
       Raychem Corp.(3)                                                                              433,100           36,867,638
                                                                                                                    -------------
                                                                                                                      250,175,926

---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.3%
       Avery-Dennison Corp.                                                                        1,229,000           49,620,875
       --------------------------------------------------------------------------------------------------------------------------
       Bemis Co., Inc.                                                                               415,600           17,195,450
       --------------------------------------------------------------------------------------------------------------------------
       Crown Cork & Seal Co., Inc.                                                                   572,000           31,746,000
                                                                                                                    -------------
                                                                                                                       98,562,325

---------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.4%
       Cognizant Corp.                                                                               900,000           31,387,500
       --------------------------------------------------------------------------------------------------------------------------
       Interpublic Group of Cos., Inc.                                                             1,017,900           51,022,238
       --------------------------------------------------------------------------------------------------------------------------
       Millipore Corp.                                                                               550,000           23,718,750
                                                                                                                    -------------
                                                                                                                      106,128,488

---------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--0.5%
       American Standard Cos., Inc.(3)                                                               370,000           16,650,000
       --------------------------------------------------------------------------------------------------------------------------
       Sealed Air Corp.(3)                                                                           390,900           16,075,763
                                                                                                                    -------------
                                                                                                                       32,725,763

---------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--12.7%
---------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.4%
       Boeing Co.                                                                                    300,000           30,525,000
---------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--4.1%
       Adaptec, Inc.(3)                                                                            1,240,000           47,197,500
       --------------------------------------------------------------------------------------------------------------------------
       Cabletron Systems, Inc.(3)                                                                    500,000           15,000,000
       --------------------------------------------------------------------------------------------------------------------------
       Cascade Communications Corp.(3)                                                               225,000            6,946,875
       --------------------------------------------------------------------------------------------------------------------------
       Ingram Micro, Inc., Cl. A(3)                                                                  382,800            8,708,700
       --------------------------------------------------------------------------------------------------------------------------
       International Business Machines Corp.                                                         505,000           72,593,750
       --------------------------------------------------------------------------------------------------------------------------
       Seagate Technology(3)                                                                       1,424,600           67,312,350
       --------------------------------------------------------------------------------------------------------------------------
       Sun Microsystems, Inc.(3)                                                                   1,800,000           55,575,000
       --------------------------------------------------------------------------------------------------------------------------
       Xerox Corp.                                                                                   400,000           25,000,000
                                                                                                                    -------------
                                                                                                                      298,334,175

---------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--2.9%
       BMC Software, Inc.(3)                                                                         710,000           30,396,875
       --------------------------------------------------------------------------------------------------------------------------
       First Data Corp.                                                                            1,853,600           67,888,100
       --------------------------------------------------------------------------------------------------------------------------
       HBO & Co.                                                                                     500,000           28,812,500
       --------------------------------------------------------------------------------------------------------------------------
       Microsoft Corp.(3)                                                                            630,000           61,425,000
       --------------------------------------------------------------------------------------------------------------------------
       Sungard Data Systems, Inc.(3)                                                                 434,000           22,025,500
                                                                                                                    -------------
                                                                                                                      210,547,975

10     Oppenheimer Main Street Income & Growth Fund

                                                                                                                    MARKET VALUE
                                                                                                  SHARES            SEE NOTE 1
=================================================================================================================================
ELECTRONICS--2.5%
       Hewlett-Packard Co.                                                                           500,000        $  28,000,000
       --------------------------------------------------------------------------------------------------------------------------
       Intel Corp.                                                                                   700,000           99,312,500
       --------------------------------------------------------------------------------------------------------------------------
       Solectron Corp.(3)                                                                            500,000           26,437,500
       --------------------------------------------------------------------------------------------------------------------------
       Thermo Electron Corp.(3)                                                                      737,500           25,167,188
       --------------------------------------------------------------------------------------------------------------------------
       Waters Corp.(3)                                                                               219,100            6,600,388
                                                                                                                    -------------
                                                                                                                      185,517,576

---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-
TECHNOLOGY--2.8%
       ADC Telecommunications, Inc.(3)                                                               400,000           10,800,000
       --------------------------------------------------------------------------------------------------------------------------
       Cisco Systems, Inc.(3)                                                                      1,025,000           57,015,625
       --------------------------------------------------------------------------------------------------------------------------
       LCI International, Inc.(3)                                                                    731,394           13,896,486
       --------------------------------------------------------------------------------------------------------------------------
       Millicom, Inc.(3)                                                                              75,000                   --
       --------------------------------------------------------------------------------------------------------------------------
       QUALCOMM, Inc.(3)                                                                             450,000           25,059,375
       --------------------------------------------------------------------------------------------------------------------------
       Tellabs, Inc.(3)                                                                              580,000           23,127,500
       --------------------------------------------------------------------------------------------------------------------------
       WorldCom, Inc.                                                                              2,926,048           77,906,028
                                                                                                                    -------------
                                                                                                                      207,805,014

---------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.7%
---------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.8%
       Consolidated Natural Gas Co.                                                                  301,600           15,381,600
       --------------------------------------------------------------------------------------------------------------------------
       Sonat, Inc.                                                                                   950,000           43,700,000
                                                                                                                    -------------
                                                                                                                       59,081,600

---------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.9%
       GTE Corp.                                                                                   1,000,000           46,750,000
       --------------------------------------------------------------------------------------------------------------------------
       Teleport Communications Group, Inc., Cl. A(3)                                                 645,000           19,350,000
                                                                                                                    -------------
                                                                                                                       66,100,000
                                                                                                                    -------------
       Total Common Stocks (Cost $4,766,383,878)                                                                    5,961,456,044

=================================================================================================================================
PREFERRED STOCKS--0.4%
---------------------------------------------------------------------------------------------------------------------------------
       Cablevision Systems Corp., 8.50% Cum. Cv., Series I                                           439,000           10,042,125
       --------------------------------------------------------------------------------------------------------------------------
       Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
       each representing 0.05 Shares of Step-Up Cv. Preferred Stock                                  534,400           15,698,000
                                                                                                                    -------------
       Total Preferred Stocks (Cost $23,003,303)                                                                       25,740,125

=================================================================================================================================
OTHER SECURITIES--0.9%
---------------------------------------------------------------------------------------------------------------------------------
       Atlantic Richfield Co., 9% Exchangeable Nts. for
       Common Stock of Lyondell Petrochemical Co., 9/15/97                                           365,000            8,349,375
       --------------------------------------------------------------------------------------------------------------------------
       Cia de Inversiones en Telecomunicaciones SA,
       7% Provisionally Redeemable Income Debt Exchangeable for Stock, 3/3/98(2)                     225,000           13,696,875

11     Oppenheimer Main Street Income & Growth Fund

                                                                                                                   MARKET VALUE
                                                                                                SHARES             SEE NOTE 1
=================================================================================================================================
OTHER SECURITIES
(CONTINUED)
       Continental Airlines Finance Trust,
       8.50% Cv. Trust Originated Preferred Securities(2)                                            125,000       $    8,250,000
       --------------------------------------------------------------------------------------------------------------------------
       James River Corp. of Virginia, Depositary Shares each representing a one-hundredth interest in a share of Series P, 9% Cum. Cv.
       Preferred Stock, Dividend Enhanced Convertible Stock                                          500,000           15,312,500
       --------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch & Co., Inc., 6% Cv. Structured Yield Product
       Exchangeable for Common Stock of Cox Communications, Inc., 6/1/99                             235,000            4,817,500
       --------------------------------------------------------------------------------------------------------------------------
       Westinghouse Electric Corp., $1.30 Cv.
       Participating Equity Preferred Stock, Series C(2)                                           1,200,000           18,900,000
                                                                                                                   --------------
       Total Other Securities (Cost $62,895,010)                                                                       69,326,250

                                                                                                UNITS
=================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------------------------------
       American Satellite Network, Inc. Wts., Exp. 6/99 (Cost $0)                                     18,750                   --

                                                                                                FACE
                                                                                                AMOUNT
=================================================================================================================================
REPURCHASE AGREEMENT--2.6%
---------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 5.36%, dated
       2/28/97, to be repurchased at $188,083,973 on 3/3/97, collateralized by U.S. Treasury Nts., 6.125%--7.875%, 5/15/99--11/15/04, with a value
       of $192,381,141 (Cost $188,000,000)                                                      $188,000,000          188,000,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $6,038,910,234)                                                       98.5%       7,241,921,169
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                          1.5          108,201,682
                                                                                                ------------       --------------
NET ASSETS                                                                                             100.0%      $7,350,122,851
                                                                                                ============       ==============

       1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $67,115,625, or 0.91% of the Fund's net assets, at February 28, 1997.

       3. Non-income producing security.

       See accompanying Notes to Financial Statements.

12     Oppenheimer Main Street Income & Growth Fund

STATEMENT OF ASSETS AND LIABILITIES   February 28, 1997 (Unaudited)

=================================================================================================================================
ASSETS
       Investments, at value (cost $6,038,910,234)--see accompanying statement                                     $7,241,921,169
       --------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Investments sold                                                                                               137,783,142
       Shares of capital stock sold                                                                                    25,017,214
       Interest and dividends                                                                                          15,748,858
       --------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                               38,218
                                                                                                                   --------------
       Total assets                                                                                                 7,420,508,601

=================================================================================================================================
LIABILITIES
       Bank overdraft                                                                                                   5,714,460
       Payables and other liabilities:
       Investments purchased                                                                                           42,374,531
       Shares of capital stock redeemed                                                                                17,045,259
       Distribution and service plan fees                                                                               2,871,899
       Transfer and shareholder servicing agent fees                                                                      844,437
       Daily variation on futures contracts--Note 5                                                                       268,250
       Directors' fees                                                                                                      3,402
       Other                                                                                                            1,263,512
                                                                                                                   --------------
       Total liabilities                                                                                               70,385,750

=================================================================================================================================
NET ASSETS                                                                                                         $7,350,122,851
                                                                                                                   ==============

=================================================================================================================================
COMPOSITION OF
NET ASSETS
       Par value of shares of capital stock                                                                        $    2,431,923
       --------------------------------------------------------------------------------------------------------------------------
       Additional paid-in capital                                                                                   6,000,739,999
       --------------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                             18,099,530
       --------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized gain on investments and foreign currency transactions                                 127,177,964
       --------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments and translation of assets and
       liabilities denominated in foreign currencies                                                                1,201,673,435
                                                                                                                   --------------
       Net assets                                                                                                  $7,350,122,851
                                                                                                                   ==============

=================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $3,831,048,909 and 126,394,572 shares of capital stock outstanding)                                              $30.31
       Maximum offering price per share (net asset value plus sales charge
       of 5.75% of offering price)                                                                                         $32.16

       --------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $2,619,572,199 and 86,932,961 shares of capital stock outstanding)                                    $30.13

       --------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $899,500,710 and 29,864,703 shares of capital stock outstanding)                                      $30.12

       --------------------------------------------------------------------------------------------------------------------------
       Class Y Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $1,033 and 34 shares of capital stock outstanding)                                                    $30.37

       See accompanying Notes to Financial Statements.

13     Oppenheimer Main Street Income & Growth Fund

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 1997 (Unaudited)

=================================================================================================================================
INVESTMENT INCOME
       Dividends (net of foreign withholding taxes of $70,218)                                                       $ 41,680,056
       --------------------------------------------------------------------------------------------------------------------------
       Interest                                                                                                        34,575,522
                                                                                                                     ------------
       Total income                                                                                                    76,255,578

=================================================================================================================================
EXPENSES
       Distribution and service plan fees--Note 4:
       Class A                                                                                                          4,253,553
       Class B                                                                                                         11,394,543
       Class C                                                                                                          4,148,154
       --------------------------------------------------------------------------------------------------------------------------
       Management fees--Note 4                                                                                         15,313,572
       --------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                            6,100,916
       --------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                              1,375,365
       --------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                            240,941
       Class B                                                                                                            229,571
       Class C                                                                                                             52,870
       --------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                        244,316
       --------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                             48,838
       --------------------------------------------------------------------------------------------------------------------------
       Directors' fees and expenses--Note 1                                                                                41,249
       --------------------------------------------------------------------------------------------------------------------------
       Insurance expenses                                                                                                  19,298
       --------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                              154,925
                                                                                                                     ------------
       Total expenses                                                                                                  43,618,111

=================================================================================================================================
NET INVESTMENT INCOME                                                                                                  32,637,467

=================================================================================================================================
REALIZED AND UNREALIZED
GAIN (LOSS)
       Net realized gain (loss) on:
       Investments                                                                                                    154,210,851
       Closing of futures contracts                                                                                    18,421,844
       Foreign currency transactions                                                                                   (8,163,873)
                                                                                                                     ------------
       Net realized gain                                                                                              164,468,822

       --------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on:
       Investments                                                                                                    783,887,144
       Translation of assets and liabilities denominated in foreign currencies                                          5,333,037
                                                                                                                     ------------
       Net change                                                                                                     789,220,181
                                                                                                                     ------------
       Net realized and unrealized gain                                                                               953,689,003

=================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $986,326,470
                                                                                                                     ============

        See accompanying Notes to Financial Statements.

14     Oppenheimer Main Street Income & Growth Fund

       Statements of Changes in Net Assets

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1997  PERIOD ENDED        YEAR ENDED
                                                                (UNAUDITED)        AUGUST 31, 1996(1)  JUNE 30, 1996
=====================================================================================================================
OPERATIONS
       Net investment income                                    $   32,637,467       $   11,737,246    $   52,326,689
       --------------------------------------------------------------------------------------------------------------
       Net realized gain                                           164,468,822           38,637,876       384,233,192
       --------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation       789,220,181         (240,283,299)      352,369,554
                                                                --------------       --------------    --------------
       Net increase (decrease) in net assets resulting
       from operations                                             986,326,470         (189,908,177)      788,929,435

=====================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                     (23,056,230)                  --       (40,531,298)
       Class B                                                      (6,303,976)                  --       (11,334,670)
       Class C                                                      (2,275,423)                  --        (5,305,754)
       Class Y                                                              (3)                  --                --
       --------------------------------------------------------------------------------------------------------------
       Distributions from net realized gain:
       Class A                                                    (230,410,408)                  --        (7,115,385)
       Class B                                                    (151,243,106)                  --        (3,165,821)
       Class C                                                     (54,897,548)                  --        (1,650,409)
       Class Y                                                             (67)                  --                --

=====================================================================================================================
CAPITAL
TRANSACTIONS
       Net increase in net assets resulting from capital stock
       transactions--Note 2:
       Class A                                                     409,321,829           98,647,005       790,272,185
       Class B                                                     537,482,012          169,401,905       986,624,829
       Class C                                                      89,809,829           27,973,044       178,504,196
       Class Y                                                           1,000                   --                --

=====================================================================================================================
Net Assets
       Total increase                                            1,554,754,379          106,113,777     2,675,227,308
       --------------------------------------------------------------------------------------------------------------
       Beginning of period                                       5,795,368,472        5,689,254,695     3,014,027,387
                                                                --------------       --------------    --------------
       End of period (including undistributed net investment
       income of $18,099,530, $17,097,695 and $1,372,571,
       respectively)                                            $7,350,122,851       $5,795,368,472    $5,689,254,695
                                                                ==============       ==============    ==============

       1. The Fund changed its fiscal year end from June 30 to August 31. See accompanying Notes to Financial Statements.

15     Oppenheimer Main Street Income & Growth Fund

FINANCIAL HIGHLIGHTS

                                                        CLASS A
                                                        ------------------------------------------------------------------------
                                                        SIX MONTHS
                                                        ENDED          PERIOD ENDED
                                                        FEB. 28, 1997  AUGUST 31,      YEAR ENDED JUNE 30,
                                                        (UNAUDITED)    1996(3)         1996         1995            1994
================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $27.95         $28.89          $24.07       $20.40        $19.88
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .19            .07             .40          .47           .37
Net realized and unrealized gain (loss)                       4.35          (1.01)           4.93         3.66          2.50
                                                        ----------     ----------      ----------   ----------      --------
Total income (loss) from investment operations                4.54           (.94)           5.33         4.13          2.87
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          (.20)            --            (.43)        (.46)         (.36)
Distributions from net realized gain                         (1.98)            --            (.08)          --            --
Distributions in excess of gains                                --             --              --           --         (1.99)
                                                        ----------     ----------      ----------   ----------      --------
Total dividends and distributions to shareholders            (2.18)            --            (.51)        (.46)        (2.35)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $30.31         $27.95          $28.89       $24.07        $20.40
                                                        ==========     ==========      ==========   ==========      ========

================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                          16.58%         (3.25)%         22.26%       20.52%        14.34%

================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $3,831,049     $3,142,825      $3,147,463   $1,923,951      $739,552
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $3,561,093     $3,089,833      $2,515,880   $1,319,271      $270,417
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                         1.33%(6)       1.57%(6)        1.55%        2.31%         2.46%
Expenses                                                      0.96%(6)       0.98%(6)        0.99%        1.07%         1.28%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                    36.1%          17.5%           92.6%       101.3%        199.4%
Average brokerage commission rate(8)                       $0.0614        $0.0590         $0.0571           --            --

       1. For the period from November 1, 1996 (inception of offering) to February 28, 1997.

       2. For the period from December 1, 1993 (inception of offering) to June 30, 1994.

       3. The Fund changed its fiscal year end from June 30 to August 31.

       4. For the period from October 1, 1994 (inception of offering) to June 30, 1995.

       5.Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.Total returns are not annualized for periods of less than one full year.

16     Oppenheimer Main Street Income & Growth Fund

                     CLASS B
-----------------    ------------------------------------------------------
                     SIX MONTHS
                     ENDED         PERIOD ENDED
                     FEB. 28, 1997 AUGUST 31,     YEAR ENDED JUNE 30,
1993      1992       (UNAUDITED)   1996(3)        1996         1995(4)
===========================================================================

 $15.46    $13.22       $27.79         $28.77         $24.00     $21.49
---------------------------------------------------------------------------

    .16       .25          .09            .04            .23        .25
   6.65      4.72         4.31          (1.02)          4.87       2.54
-------   -------   ----------     ----------     ----------   --------
   6.81      4.97         4.40           (.98)          5.10       2.79
---------------------------------------------------------------------------

   (.19)     (.22)        (.08)            --           (.25)      (.28)
  (2.20)    (2.51)       (1.98)            --           (.08)        --
      --       --           --             --             --         --
-------   -------   ----------     ----------     ----------   --------
  (2.39)    (2.73)       (2.06)            --           (.33)      (.28)
---------------------------------------------------------------------------
 $19.88    $15.46       $30.13         $27.79         $28.77     $24.00
=======   =======   ==========     ==========     =========-   ========

===========================================================================
  46.38%    39.48%      16.14%%         (3.41)%        21.34%     13.15%

===========================================================================

$58,230   $26,926   $2,619,572     $1,908,542     $1,800,429   $628,499
---------------------------------------------------------------------------
$38,974   $23,018   $2,307,889     $1,818,318     $1,155,253   $248,775
---------------------------------------------------------------------------

   1.02%     1.63%        0.58%(6)       0.82%(6)       0.74%      1.25%(6)
   1.46%     1.66%        1.71%(6)       1.74%(6)       1.76%      1.89%(6)
---------------------------------------------------------------------------
  283.0%    290.1%        36.1%          17.5%          92.6%     101.3%
     --        --      $0.0614         $0.0590       $0.0571         --


CLASS C                                                        CLASS Y
-----------------------------------------------------------    ------------
SIX MONTHS                                                     PERIOD ENDED
ENDED       PERIOD ENDED                                       FEBRUARY 28,
FEB.28,1997  AUGUST 31,   YEAR ENDED JUNE 30,                  1997
(UNAUDITED)   1996(3)      1996       1995       1994(2)       (UNAUDITED)(1)
===========================================================================

   $27.78       $28.75        $23.97    $20.33     $20.76       $29.55
---------------------------------------------------------------------------

      .08          .04           .21       .33        .13          .18
     4.32        (1.01)         4.88      3.62      (.42)         2.71
 --------     --------      --------   --------   --------     -------
     4.40         (.97)         5.09      3.95      (.29)         2.89
---------------------------------------------------------------------------

     (.08)          --          (.23)     (.31)      (.14)        (.09)
    (1.98)          --          (.08)       --         --        (1.98)
       --           --            --        --         --           --
 --------     --------      --------   --------   --------     -------
    (2.06)          --          (.31)     (.31)      (.14)       (2.07)
---------------------------------------------------------------------------
   $30.12       $27.78        $28.75    $23.97     $20.33       $30.37
 ========     ========      ========   =======    ========     =======

===========================================================================
    16.14%       (3.37)%       21.35%    19.63%    (0.97)%       10.07%

===========================================================================

 $899,501     $744,002      $741,363   $461,578   $170,316          $1
---------------------------------------------------------------------------
 $842,003     $730,260      $588,109   $325,025    $71,924          $1
---------------------------------------------------------------------------

     0.59%(6)     0.82%(6)      0.80%     1.57%       1.86%(6)    1.79%(6)
     1.71%(6)     1.73%(6)      1.74%     1.82%       2.11%(6)    0.60%(6)
---------------------------------------------------------------------------
     36.1%        17.5%         92.6%    101.3%      199.4%       36.1%
  $0.0614      $0.0590       $0.0571        --          --     $0.0614

       6. Annualized.

       7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $2,958,266,250 and $2,054,936,311, respectively.
       8.Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

       See accompanying Notes to Financial Statements.

17  Oppenheimer Main Street Income & Growth Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
                      Oppenheimer Main Street Income & Growth Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

                      ----------------------------------------------------------
                      INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term
                      "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the the spread, the closing bid is used.

                      ----------------------------------------------------------
                      FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                             The effect of changes in foreign currency exchange
                      rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                      ----------------------------------------------------------
                      REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

                      ----------------------------------------------------------
                      ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                      ----------------------------------------------------------
                      FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

18     Oppenheimer Main Street Income & Growth Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

                      DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                      ----------------------------------------------------------
                      CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

                      ----------------------------------------------------------
                      OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                             The preparation of financial statements in
                      conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. CAPITAL STOCK
                      The Fund has authorized 420 million shares of $.01 par value capital stock (200 million for Class A, 150 million for Class B, 50 million for Class C and 20 million for Class Y). Transactions in shares of capital stock were as follows:

                               SIX MONTHS ENDED FEBUARY 28, 1997(2)  PERIOD ENDED AUGUST 31, 1996(1)  YEAR ENDED JUNE 30, 1996
                               -----------------------------------   -------------------------------  -----------------------------
                               SHARES          AMOUNT                SHARES          AMOUNT           SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                             17,056,680    $ 507,085,973          7,371,957    $ 205,620,158       45,286,889    $1,228,619,819
Dividends and distributions
reinvested                        8,317,014      242,339,612                 --               --        1,659,231        45,287,552
Redeemed                        (11,422,647)    (340,103,756)        (3,858,492)    (106,973,153)     (17,949,894)     (483,635,186)
                               ------------    -------------        -----------    -------------     ------------    --------------
Net increase                     13,951,047    $ 409,321,829          3,513,465    $  98,647,005       28,996,226    $  790,272,185
                               ============    =============        ===========    =============     ============    ==============
------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                             17,731,740    $ 524,774,492          7,450,147    $ 206,982,201       40,869,800    $1,108,078,820
Dividends and distributions
reinvested                        5,151,589      149,575,432                 --               --          503,255        13,692,209
Redeemed                         (4,618,718)    (136,867,912)        (1,363,728)     (37,580,296)      (4,980,225)     (135,146,200)
                               ------------    -------------        -----------    -------------     ------------    --------------
Net increase                     18,264,611    $ 537,482,012          6,086,419    $ 169,401,905       36,392,830    $  986,624,829
                               ============    =============        ===========    =============     ============    ==============
------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                              4,066,803    $ 120,313,621          1,781,668    $  49,599,528       10,384,545    $  281,240,862
Dividends and distributions
reinvested                        1,855,154       53,824,614                 --               --          238,379         6,449,836
Redeemed                         (2,843,345)     (84,328,406)          (783,587)     (21,626,484)      (4,094,549)     (109,186,502)
                               ------------    -------------        -----------    -------------     ------------    --------------
Net increase                      3,078,612    $  89,809,829            998,081    $  27,973,044        6,528,375    $  178,504,196
                               ============    =============        ===========    =============     ============    ==============
------------------------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                     34    $       1,000                 --    $          --               --    $           --
Dividends and distributions
reinvested                               --               --                 --               --               --                --
Redeemed                                 --               --                 --               --               --                --
                               ------------    -------------        -----------    -------------     ------------    --------------
Net increase                             34    $       1,000                 --    $          --               --    $           --
                               ============    =============        ===========    =============     ============    ==============

       1. The Fund changed its fiscal year end from June 30 to August 31.

       2. For the six months ended February 28, 1997 for Class A, Class B and Class C shares and for the period from November 1, 1996 (inception of offering) to February 28, 1997 for Class Y shares.

19     Oppenheimer Main Street Income & Growth Fund

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS
        At February 28, 1997, net unrealized appreciation on investments and options written of $1,203,010,935 was composed of gross appreciation of $1,259,993,494, and gross depreciation of $56,982,559.

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
        Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

               For the six months ended February 28, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $12,888,582, of which $3,564,153 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $19,305,252 and $1,126,605, respectively, of which $574,099 and $23,332 was paid to an affiliated broker/dealer. During the six months ended February 28, 1997, OFDI received contingent deferred sales charges of $2,260,645 and $110,287 upon redemption of Class B and Class C shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1997, OFDI paid $190,771 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

               The Fund has adopted reimbursement type Distribution and Service Plans for Class B and Class C shares to reimburse OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, as reimbursement for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as reimbursement for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI paid $26,941 and $60,217, respectively, to an affiliated broker/dealer as reimbursement for Class B and Class C personal service and maintenance expenses and retained $10,016,982 and $1,466,302, respectively, as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At February 28, 1997, OFDI had incurred unreimbursed expenses of $81,442,119 for Class B and $7,273,491 for Class C.

20     Oppenheimer Main Street Income & Growth Fund

================================================================================
5. FUTURES CONTRACTS
        The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

        At February 28, 1997, the Fund had outstanding futures contracts as follows:

                                                           NUMBER OF             VALUATION AS OF        UNREALIZED
        CONTRACTS TO BUY                EXPIRATION DATE    CONTRACTS             FEBRUARY 28, 1997      DEPRECIATION
       -------------------------------------------------------------------------------------------------------------
        Standard & Poor's 500 Future    3/20/97            250                   $98,800,000            $1,337,500

21     Oppenheimer Main Street Income & Growth Fund

OPPENHEIMER MAIN STREET INCOME & GROWTH FUND

A Series of Oppenheimer Main Street Funds, Inc.


================================================================================
OFFICERS AND DIRECTORS
        James C. Swain, Chairman and Chief Executive Officer
        Bridget A. Macaskill, Director and President
        Robert G. Avis, Director
        William A. Baker, Director
        Charles Conrad, Jr., Director
        Jon S. Fossel, Director
        Sam Freedman, Director
        Raymond J. Kalinowski, Director
        C. Howard Kast, Director
        Robert M. Kirchner, Director
        Ned M. Steel, Director
        George C. Bowen, Vice President, Treasurer and Assistant Secretary Andrew J. Donohue, Vice President and Secretary
        Robert C. Doll, Jr., Vice President
        Robert J. Milnamow, Vice President
        Robert J. Bishop, Assistant Treasurer
        Scott T. Farrar, Assistant Treasurer
        Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
        OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
        OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
        OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
        The Bank of New York

================================================================================
INDEPENDENT AUDITORS
        Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
        Myer, Swanson, Adams & Wolf, P.C.

        The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Main Street Income & Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street Income & Growth Fund. For material information concerning the Fund, see the Prospectus.

        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22     Oppenheimer Main Street Income & Growth Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
        OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

            When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

            At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

===================================================================================================================================
STOCK FUNDS
        Developing Markets Fund                         Quest Capital Value Fund
        Global Emerging Growth Fund                     Growth Fund
        Enterprise Fund(2)                              Global Fund
        International Growth Fund                       Quest Global Value Fund
        Discovery Fund                                  Disciplined Value Fund
        Quest Small Cap Value Fund                      Oppenheimer Fund
        Gold & Special Minerals Fund                    Value Stock Fund
        Capital Appreciation Fund(3)                    Quest Value Fund

===================================================================================================================================
STOCK & BOND FUNDS
        Main Street Income & Growth Fund                Equity Income Fund
        Quest Opportunity Value Fund                    Disciplined Allocation Fund
        Total Return Fund                               Multiple Strategies Fund(4)
        Quest Growth & Income Value Fund                Strategic Income & Growth Fund
        Global Growth & Income Fund                     Bond Fund for Growth

===================================================================================================================================
BOND FUNDS
        International Bond Fund                         Bond Fund
        High Yield Fund                                 U.S. Government Trust
        Champion Income Fund                            Limited-Term Government Fund
        Strategic Income Fund

===================================================================================================================================
MUNICIPAL FUNDS
        California Municipal Fund(5)                    Insured Municipal Fund
        Florida Municipal Fund(5)                       Intermediate Municipal Fund
        New Jersey Municipal Fund(5)
        New York Municipal Fund(5)                      Rochester Division
        Pennsylvania Municipal Fund(5)                  Rochester Fund Municipals
        Municipal Bond Fund                             Limited Term New York Municipal Fund

===================================================================================================================================
MONEY MARKET FUNDS(6)
        Money Market Fund                               Cash Reserves

===================================================================================================================================
LIFESPAN
        Growth Fund                                     Income Fund
        Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation
       Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

       Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.


23     Oppenheimer Main Street Income & Growth Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0700.001.0297       April 30, 1997

[PHOTO]
CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270


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